UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to § 240.14a-12

THORATEC CORPORATION

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Thoratec Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Thoratec Corporation

Commission File No.: 000-49798

Thoratec’s Future With St. Jude Medical:

A Heart Failure Leader

22 July 2015

What’s happening now

St. Jude Medical, Inc. has signed an agreement to acquire Thoratec for $63.50/share, nearly $3.7 billion, with an anticipated close before the end of 2015

Sometime after the transaction closes, most Thoratec employees will transition to St. Jude Medical

Thoratec’s product line will be added to St. Jude Medical’s existing solutions, positioning us for broader, faster global commercialization

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Why sell?

St. Jude Medical approached Thoratec with an unsolicited offer, which we accepted after thoughtful and strategic consideration

Thoratec’s circulatory support devices will become key offerings in St. Jude Medical’s existing portfolio of products to monitor and treat heart failure

St. Jude Medical has already invested in building a strong global presence that will enable Thoratec to grow rapidly into new markets around the world

An opportunity to join forces with a company offering products that complement our devices, enabling us to address a largely unmet need for heart failure solutions

St. Jude Medical’s capabilities combined with our market-leading MCS presence and expertise offer the promise of large market creation we have always envisioned

More people worldwide will have access to life-saving treatment for heart failure

A GLOBAL PARTNER

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Getting to know St. Jude Medical

St. Jude Medical is a Fortune 500 company with a global enterprise in heart failure, cardiac rhythm management and electrophysiology, as well as vascular, neuromodulation and structural heart solutions

St. Jude Medical is one of the largest cardiovascular device companies in the world and currently employs more than 16,000 people worldwide, with headquarters in St. Paul, Minnesota, USA

– In California, St. Jude Medical has facilities in Sylmar, Irvine, Menlo Park and Sunnyvale. There are approximately 2,000 employees in California

– In addition, there are 230 employees in Westford, MA; 60 employees in Wilmington, MA and 53% of St. Jude Medical’s business is international

12% of net sales is re-invested annually into R&D

In fiscal year 2014:

– St. Jude Medical had sales of $5.62 billion USD (approx. € 5.13 billion); 50% of sales were in their cardiac rhythm management segment

– R&D expenses amounted to $692 million USD (approx. € 631 million)

Getting to know St. Jude Medical

St. Jude Medical’s Vision and Mission

“It is our vision to transform the treatment of expensive epidemic diseases.

We do this by creating cost-effective medical technologies that save and improve lives.”

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Getting to know St. Jude Medical

St. commitment Jude Medical to funding has grown R&D largely and by by acquisition, maintaining and a strong has organization recently reorganized with a unified to become quality a system, more centralized improving innovative efficiency and products. increasing momentum to facilitate new,

“The St. Jude Medical product portfolio includes:

implantable cardioverter devices, defibrillators (ICDs), vascular closure devices, cardiac resynchronization structural heart products, therapy (CRT) devices, spinal cord stimulation, pacemakers, peripheral nerve stimulation, remote monitoring systems, and cardiac mapping and deep brain stimulation visualization systems, devices.” catheter-based ablation

Getting to know St. Jude Medical

Spotlight on St. Jude Medical’s CardioMEMS™ HF System

A safe, reliable implanted sensor for measuring ambulatory pulmonary artery (PA) pressure

The only FDA-approved implantable blood pressure and cardiac output monitor in the U.S.

Delivers accurate measurements of PA pressures through wireless transmission

Patient-friendly technology

CardioMEMS™ HF System has reduced HF admissions by 37% when used by clinicians to manage HF in NYHA class III patients

In combination with Thoratec’s MCS offerings, this device offers exciting possibilities

What makes St. Jude Medical a great partner

The worldwide leader in Cardiac Resynchronization Therapy (CRT) for treatment of earlier stage heart failure patients

CardioMEMS™ HF System offers compelling opportunities in combination with our MCS offerings

Implantable Bluetooth expertise and Merlin.net™

Patient Care Network – a remote patient monitoring platform – offer acceleration opportunities

Global presence in cardiac catheterization labs, the venue of care for our HeartMate PHP™ product line

Presence in emerging markets around the world

THE RIGHT TIME

The right time for Thoratec

Our specialized line of mechanical circulatory support products and our current and potential growth make us attractive to St. Jude Medical

We have regained our historical success and built a strong pipeline for success that we can continue with St. Jude Medical:

– Renewed market leadership and market growth of HeartMate II®

– The incredible promise offered by HeartMate 3™

– HeartMate PHP™ is now CE Mark and IE approved

St. Jude Medical’s resources, complementary product line and market position in the industry make them an excellent partner for us

St. Jude Medical has already invested heavily in international expansion. This transaction will extend our reach faster than we could on our own

The right time for our market

There is a largely unmet need for treatments for heart failure

Many segments of the medical device industry are experiencing slower growth, but a few categories have shown promise – including the LVAD, which positions Thoratec for continued success

Acquisition process

St. Jude Medical will launch a formal offer to purchase our shares, and we expect to complete all regulatory reviews and approvals in the coming months

The transaction is subject to the approval of Thoratec Shareholders

The transaction is expected to close before the end of 2015

Until the transaction closes, we will operate as two separate companies – business will carry on as usual

Our acceptance of this offer includes a “go-shop” provision that enables us to consider competing offers for a period of 30 days. It is our intention to join St. Jude Medical, but we will inform you if anything changes following the 30-day period.

It’s not closed until it’s closed!

It is critical that we continue to keep the needs of our customers first

WHAT IT MEANS FOR YOU

Our company

Same reason for you to be part of what we’re doing and do your best

Same goals

Same mission

Same vision

Same near-term plans

Between now and the close, no changes in how employees do their jobs

Employees will continue working in the same location, reporting to the same manager

We will continue to serve our customers as we always have

Your job

Between now and the close of the transaction:

– There will be no changes in how your do your job

– You will continue working in the same location, reporting to the same manager

– You will continue to serve your customers as you always have

Most employees will continue at Thoratec when the transaction closes

In the coming weeks you will learn more about St. Jude Medical and the plans for integrating our teams after the transaction has closed

Your compensation and benefits

St. Jude provides cash compensation and benefits that are competitive in the medical device Industry.

2015 bonus and commissions will be paid at the fully earned amount; corporate performance will be determined at closing date of transaction to calculate actual payout amount, and sales commissions will be calculated at the yearend as expected. You will receive more details on this shortly.

St. Jude Medical’s benefits package includes medical, dental, vision, flexible spending accounts, short- and long-term disability, basic and supplemental life insurance, 401(k) match, an employee stock purchase plan, tuition reimbursement, paid holidays, vacation and more

You will receive credit for your service with Thoratec under St.

Jude Medical’s benefit plans

Your economic benefits

St. Jude Medical has agreed to certain economic incentives and protections for transitioning employees. The details of each will be communicated to you individually in the coming days.

– Vested equity will be cashed out using the offer price per share of $63.50 at close

– Unvested equity will be assumed by St. Jude Medical in the form of restricted shares. Details of how that assumed, unvested equity will vest over time will be included in your individual communications.

– Most of our employees will be eligible for a cash retention bonus provided they continue with the company for at least 90 days after close. Modified severance benefits for all employees have been put in place as well.

Where to go for more information

Read the FAQs that will be distributed by Lori Ciano

Review the new Transaction page on the intranet

Send your questions to Humanresource@Thoratec.com

Speak with your manager or with HR

There are many decisions to be made between now and close, and we don’t have all the answers at this point.

We will share more information with you as decisions are made – stay tuned!

Thoratec’s Future With St. Jude Medical:

A Heart Failure Leader

THANK YOU FOR JOINING

Additional Information about the

Transaction and Where to Find It

Thoratec Corporation. (“Thoratec” or the “Company”) intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with its proposed acquisition by St. Jude Medical, Inc., a Minnesota Corporation (“St. Jude Medical”) and furnish or file other materials with the SEC in connection with the proposed transaction. The definitive proxy statement will be sent or given to the shareholders of the Company and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, THORATEC’S SHAREHOLDERS

ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Thoratec with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Thoratec by contacting Thoratec’s Investor Relations by telephone at (925) 847-8600, or by mail Thoratec Corporation, 6035 Stoneridge Drive, Pleasanton,

California 94588, Attention: Investor Relations, or by going to Thoratec’s Investor Relations page on its corporate website at www.thoratec.com.

Thoratec and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Thoratec in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Thoratec is included in proxy statement for its 2015 Annual Meeting, which was filed with the SEC on March 24, 2015, and is supplemented by other public filings made, and to be made, with the SEC by Thoratec.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed transaction; satisfaction of closing conditions to the consummation of the proposed transaction; the impact of the announcement of the proposed transaction on Thoratec’s relationships with its employees, existing customers or potential future customers; and such other risks and uncertainties pertaining to the Thoratec’s business as detailed in its filings with the SEC on Forms 10-K and 10-Q, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Thoratec assumes no obligation to update any forward-looking statement contained in this document.

Important Information

Additional Information and Where to Find It

Thoratec Corporation. (“Thoratec” or the “Company”) intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with its proposed acquisition by St. Jude Medical, Inc., a Minnesota Corporation and furnish or file other materials with the SEC in connection with the proposed transaction. The definitive proxy statement will be sent or given to the shareholders of the Company and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, THORATEC’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Thoratec with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Thoratec by contacting Thoratec’s Investor Relations by telephone at (925) 847-8600, or by mail Thoratec Corporation, 6035 Stoneridge Drive, Pleasanton, California 94588, Attention: Investor Relations, or by going to Thoratec’s Investor Relations page on its corporate website at www.thoratec.com.

Participants in the Solicitation

Thoratec and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Thoratec in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Thoratec is included in proxy statement for its 2015 Annual Meeting, which was filed with the SEC on March 24, 2015, and is supplemented by other public filings made, and to be made, with the SEC by Thoratec.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed transaction; satisfaction of closing conditions to the consummation of the proposed transaction; the impact of the announcement of the proposed transaction on Thoratec’s relationships with its employees, existing customers or potential future customers; and such other risks and uncertainties pertaining to the Thoratec’s business as detailed in its filings with the SEC on Forms 10-K and 10-Q, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Thoratec assumes no obligation to update any forward-looking statement contained in this document.